                                                                     Exhibit 99c


                               POWERTEL USA, INC.



                                    97-30265


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                                    JUNE 1997


The Trustee is filing an incomplete Monthly Operating Report due to the lack of complete records. The former officers of PowerTel USA., Inc. have not cooperated with the Trustee by providing the necessary information. The Books and Records are missing. Therefore, it is impossible for the Trustee to file a complete Monthly Operating Report.





                                         /s/ Barry L. Solomon
                                      ----------------------------------
                                      BARRY L. SOLOMON, TRUSTEE

                                INCOME STATEMENT
                                 (Accrual Basis)
                                  (Month/Year)
                                    June 1997

                                                                         Current            Year
                                                                          Month           to Date
                                                                          -----           -------
Income                                                                 $ 208851.46      $ 214822.19
                                                                       -----------      -----------
Cost of Goods Sold
         Beginning Inventory                                           $                  $
                                                                       --------------     ------------
         Inventory Purchases                                           $                  $
                                                                       --------------     ------------
         Ending inventory                                              $                  $
                                                                       --------------     ------------

         Total Costs of Goods Sold                                     $                  $
                                                                       --------------     ------------

Operating Expenses
         Salaries and Wages                                            $                  $
                                                                       --------------     ------------
         Employee Benefits                                             $                  $
                                                                       --------------     ------------
         Equipment Lease Payment                                       $                  $
                                                                       --------------     ------------
         Rent                                                          $       153.00     $     153.00
                                                                       --------------     ------------
         Secured Debt Payments                                         $                  $
                                                                       --------------     ------------
         Utilities                                                     $                  $
                                                                       --------------     ------------
         Telephone                                                     $                  $
                                                                       --------------     ------------
         Repairs & Maintenance                                         $                  $    2710.00
                                                                       --------------     ------------
         Misc. Office Expense                                          $                  $
                                                                       --------------     ------------
         Advertising                                                   $                  $
                                                                       --------------     ------------
         Travel & Entertainment                                        $                  $
                                                                       --------------     ------------
         Professional Fees                                             $                  $
                                                                       --------------     ------------
         Depreciation                                                  $                  $
                                                                       --------------     ------------
         Insurance:                Liability                           $                  $
                                                                       --------------     ------------
                                   Property                            $                  $
                                                                       --------------     ------------
                                   Vehicle                             $                  $
                                                                       --------------     ------------
                                   Worker's Compensation               $                  $
                                                                       --------------     ------------
                                   Other - ______________              $                  $
                                                                       --------------     ------------
         Taxes:                    Payroll                             $                  $
                                                                       --------------     ------------
                                   Sales                               $                  $
                                                                       --------------     ------------
                                   Income                              $                  $
                                                                       --------------     ------------
                                   Real Property                       $                  $
                                                                       --------------     ------------
                                   Personal Property                   $                  $
                                                                       --------------     ------------

         Total Operating Expenses                                      $      153.00      $    2863.00
                                                                       --------------     ------------
         Total Profit (Loss) from Operations                           $   208698.46      $  211959.19
                                                                       --------------     ------------

         Other Income (Expense)
                  Gain (Loss) on Sale of Assets                        $                  $
                                                                       --------------     ------------
                  Interest Expense                                     $       273.34     $     282.03
                                                                       --------------     ------------
                  Interest Income                                      $                  $
                                                                       --------------     ------------
                  Dividend income                                      $                  $
                                                                       --------------     ------------

                  Total                                                $       273.74     $     282.03
                                                                       --------------     ------------

         Total Profit (Loss) for Month                                 $    208971.80     $  212241.22
                                                                       --------------     ------------


                                  (Form No. 2)

                                INCOME STATEMENT
                          SCHEDULE OF PROFESSIONAL FEES


                                              CURRENT          PREPAYMENT
                                               FEES             BALANCE
                                              ACCRUED           (IF ANY)
                                              -------           --------
Name of Professional:

         Attorneys:




         Accountants:




         Other:


                                  (Form No. 2)

                               CASH FLOW STATEMENT
                                  (Month/Year)
                                    June 1997

                                                                                                    Projected
                                                                                 Reported          For Current
                                                                                  Month               Month
                                                                                  -----               -----
         Receipts:

                 Sales (Cash Only)                                              $   208851.46    $
                                                                                -------------    ----------------
                  Collections of Accounts Receivable                            $                $
                                                                                -------------    ----------------
                  Other Income                                                  $      273.34    $
                                                                                -------------    ----------------

         Total Receipts                                                         $   209124.80    $
                                                                                -------------    ----------------

         Disbursements:

                  Purchases and Inventory                                       $                $
                                                                                -------------    ----------------
                  Salaries and Wages                                            $                $
                                                                                -------------    ----------------
                  Employee Benefits                                             $                $
                                                                                -------------    ----------------
                  Equipment Lease Payments                                      $                $
                                                                                -------------    ----------------
                  Rent                                                          $      153.00    $
                                                                                -------------    ----------------
                  Secured Debt Payments                                         $                $
                                                                                -------------    ----------------
                  Utilities                                                     $                $
                                                                                -------------    ----------------
                  Telephone                                                     $                $
                                                                                -------------    ----------------
                  Repairs & Maintenance                                         $                $
                                                                                -------------    ----------------
                  Misc. Office Expense                                          $                $
                                                                                -------------    ----------------
                  Advertising                                                   $                $
                                                                                -------------    ----------------
                  Travel & Entertainment                                        $                $
                                                                                -------------    ----------------
                  Professional Fees                                             $                $
                                                                                -------------    ----------------
                  Depreciation                                                  $                $
                                                                                -------------    ----------------
                  Insurance:        Liability                                   $                $
                                                                                -------------    ----------------
                                    Property                                    $                $
                                                                                -------------    ----------------
                                    Vehicle                                     $                $
                                                                                -------------    ----------------
                                    Worker's Compensation                       $                $
                                                                                -------------    ----------------
                                    Other   _______________                     $                $
                                                                                -------------    ----------------

         Taxes:            Payroll                                              $                $
                                                                                -------------    ----------------
                           Sales                                                $                $
                                                                                -------------    ----------------
                           Income                                               $                $
                                                                                -------------    ----------------
                           Real Property                                        $                $
                                                                                -------------    ----------------
                           Personal Property                                    $                $
                                                                                -------------    ----------------

         Total Disbursements                                                    $      153.00    $
                                                                                -------------    ----------------

Cash Flow                                                                       $   208971.80    $
                                                                                -------------    ----------------


                                  (Form No. 3)

                                 RECAPITULATION
                                    June 1997

Balance from Prior Month

         General Account                                                                $        51.58
                                                                                        --------------
                  Bank:             CHASE
                  Branch:           NEW YORK
                  Account           #312731324365

         San Jacinto Power Account                                                      $      3217.84
                                                                                        --------------
                  Bank:             Chase
                  Branch:           New York
                  Account:          #312750667865

         San Jacinto Power Account                                                      $          .00
                                                                                        --------------
                  Bank:             Chase
                  Branch:           New York
                  Account:          #312750667867


Balance to Carry Forward to Next Month:

           General Account                                                              $        76.97
                                                                                        --------------
           San Jacinto Account                                                          $     11911.94
                                                                                        --------------
           San Jacinto Account                                                          $    200252.31
                                                                                        --------------


                                  (Form No. 3)

               PROJECTED CASH FLOW STATEMENT
                       (Month/Year)

                                                                        Next          Following
                                                                        Month           Month
                                                                        -----           -----
       Projected Receipts:

                Sales (Cash Only)                                    $                $
                                                                     -------------    ------------
                Collections of Accounts Receivable                   $                $
                                                                     -------------    ------------
                Other Income                                         $                $
                                                                     -------------    ------------

       Total Projected Receipts:                                     $                $
                                                                     -------------    ------------

       Projected Disbursements:

                Purchase and Inventory                               $                $
                                                                     -------------    ------------
                Salaries and Wages                                   $                $
                                                                     -------------    ------------
                Employee Benefits                                    $                $
                                                                     -------------    ------------
                Equipment Lease Payments                             $                $
                                                                     -------------    ------------
                Rent                                                 $                $
                                                                     -------------    ------------
                Secured Debt Payments                                $                $
                                                                     -------------    ------------
                Utilities                                            $                $
                                                                     -------------    ------------
                Telephone                                            $                $
                                                                     -------------    ------------
                Repairs & Maintenance                                $                $
                                                                     -------------    ------------
                Misc. Office Expense                                 $                $
                                                                     -------------    ------------
                Advertising                                          $                $
                                                                     -------------    ------------
                Travel & Entertainment                               $                $
                                                                     -------------    ------------
                Professional Fees                                    $                $
                                                                     -------------    ------------
                Depreciation                                         $                $
                                                                     -------------    ------------
                Insurance:       Liability                           $                $
                                                                     -------------    ------------
                                 Property                            $                $
                                                                     -------------    ------------
                                 Vehicle                             $                $
                                                                     -------------    ------------
                                 Worker's Compensation               $                $
                                                                     -------------    ------------
                                 Other    _______________            $                $
                                                                     -------------    ------------

       Taxes:            Payroll                                     $                $
                                                                     -------------    ------------
                         Sales                                       $                $
                                                                     -------------    ------------
                         Income                                      $                $
                                                                     -------------    ------------
                         Real Property                               $                $
                                                                     -------------    ------------
                         Personal Property                           $                $
                                                                     -------------    ------------

       Total Projected Disbursements                                 $                $
                                                                     -------------    ------------

Projected Cash Flow                                                  $                $
                                                                     -------------    ------------


                                  (Form No. 4)

                                  BALANCE SHEET
                                  (MONTH/YEAR)

                                    JUNE 1997

                                     ASSETS

Current Assets:
       Cash                                                        $   212241.22
                                                                   -------------
                Accounts Receivable                $
                                                   -------------
                Allowance for Doubtful
                         Accounts                  $
                                                   -------------
                Accounts Receivable (Net)                          $
                                                                   -------------
                Inventory                                          $
                                                                   -------------
                Prepaid Expenses                                   $
                                                                   -------------

                Total Current Assets                               $   212241.22
                                                                   -------------

Property and Equipment (Fair Market Value)

                Real Property                      $
                                                   -------------
                Machinery and Equipment            $
                                                   -------------
                Furniture and Fixtures             $
                                                   -------------
                Office Equipment                   $
                                                   -------------
                Leasehold Improvements             $
                                                   -------------
                Vehicles                           $
                                                   -------------
                Other ________________             $
                                                   -------------
                                                   $
                                                   -------------


                Total Property and Equipment                       $
                                                                   -------------

Total Assets:                                                      $   212241.22
                                                                   -------------


                                  (Form No. 5)

                                   LIABILITIES
                                    JUNE 1997

           Postpetition Liabilities (Accrued and Unpaid)

                  Salaries & Wages                                $
                                                                  ------------
                  Payroll Taxes                                   $
                                                                  ------------
                  Sales Taxes                                     $
                                                                  ------------
                  Income Taxes                                    $
                                                                  ------------
                  Real Property Taxes                             $
                                                                  ------------
                  Personal Property Taxes                         $
                                                                  ------------
                  Accounts Payable                                $
                                                                  ------------
                  Postpetition Real Property
                           Lease Arrearages                       $
                                                                  ------------
                  Postpetition Equipment
                           Lease Arrearages                       $
                                                                  ------------
                  Accrued Professional Fees
                  Other    ___________________                    $
                                                                  ------------
                           ___________________                    $
                                                                  ------------

                  Total Postpetition Liabilities                                  $        .00
                                                                                  ------------

           Prepetition Liabilities

                  Priority Debt                                   $
                                                                  ------------
                  Secured Debt                                    $
                                                                  ------------
                  Unsecured Debt                                  $
                                                                  ------------

                  Total Prepetition Liabilities                                   $        .00
                                                                                  ------------

           Shareholder's Equity

                  Common Stock                                    $
                                                                  ------------
                  Paid-In Capital                                 $
                                                                  ------------
                  Retained Earnings                               $  212241.22
                                                                  ------------

                  Total Shareholder's Equity                                      $  212241.22
                                                                                  ------------

                  Total Liabilities & Equity                                      $  212241.22
                                                                                  ------------


                                  (Form No. 5)

                              MONTHLY QUESTIONNAIRE

           I.     Accounts Payable and Receivable Aging:

           Attach an Accounts Payable and Receivable Aging Schedule, identifying in chronological (or reverse chronological) order every debt which came due after the commencement of the bankruptcy case but has not been paid, and specifying the creditor by name and address, the nature of the debt (e.g., rent, advertising, wages, etc.), the amount owed and the date on which the obligation came due. Provide summary information below for both accounts payable and accounts receivable:

                                                                       Accounts Payable          Accounts Receivable
                                                                       ----------------          -------------------
           Less Than 31 Days Past Due
                                                                       -----------------         --------------------
           31 to 60 Days Past Due
                                                                       -----------------         --------------------
           61 to 90 Days Past Due
                                                                       -----------------         --------------------
           91 to 120 Days Past Due
                                                                       -----------------         --------------------
           Over 120 Days Past Due
                                                                       -----------------         --------------------


         II.      Payments to Secured Creditors and Lessors:

         Identify every secured Creditor and lessor by name and address, and provide the requested information. Where there is a postpetition stipulation or court order governing the creditor's treatment, respond on the basis of that stipulation or order; otherwise, respond on the basis of the prepetition contract or lease.


                                                                             Post Petitions Payments
                                                                              Made            Missed
                     Payment          Periodic          Date of
Creditor Name        Period           Payment           Last
Amount               (mo/wk)          Amount            Payment             #     Amt.       #       Amt.
------               -------          ------            -------           ------  ----     -----    -----



                                  (FORM NO. 6)

MONTHLY QUESTIONNAIRE
Page 2

III.    TAX LIABILITY

         Gross Payroll Expense for Report Month:                $
                                                                ---------------

         Gross Sales Subject to Sales Tax for Report Month      $
                                                                ---------------


                                                                                Postpetition Taxes
                                    Date Paid        Amount Paid       Due But Not Paid          Accrued But Not Due
Federal Payroll & Withholding
                                    ----------       -----------       ----------------          --------------------
State Payroll & Withholding
                                    ----------       -----------       ----------------          --------------------
State Sales & Use
                                    ----------       -----------       ----------------          --------------------


IV.      INSURANCE COVERAGE

                                                                                Policy
                                            Carrier/          Amount of         Expiration       Policy Paid
                                            Agent Name        Coverage          Date             Through Date
                                            ----------        --------          ----             ------------
Worker's Compensation Liability
                                            -----------       ------------      ----------       -----------
Fire & Extended Coverage
                                            -----------       ------------      ----------       -----------
Property
                                            -----------       ------------      ----------       -----------
Theft
                                            -----------       ------------      ----------       -----------
Vehicle
                                            -----------       ------------      ----------       -----------
Life (Beneficiary):
                                            -----------       ------------      ----------       -----------
Other (specify):
                                            -----------       ------------      ----------       -----------


V.       Postpetition Payments

         A. Has the Debtor made any payments outside of the ordinary course of business to any officers, shareholders, directors, other principals or insider-employees or to professionals without specific authorization under a Bankruptcy Court order?_____________

         If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.

         B. Has the Debtor, following the commencement of the bankruptcy case, made any payments on account of prepetition unsecured debts, except as specifically authorized by the Bankruptcy Court?
         ___________________________

         If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.


                                  (FORM NO. 6)

MONTHLY QUESTIONNAIRE
Page 3

VI.      Narrative

         Provide a brief narrative report of any significant events outside of the ordinary course of business which occurred during the Report Month:

VII.     U.S. Trustee Fees

                  Total                                                                          Total Quarterly
Quarter           Disbursement              Quarterly         Amount            Date             Fees Due But
Ending            During Quarter            Fee               Paid              Paid             Not Paid
------            --------------            ---               ----              ----             --------


DATE SUBMITTED:  7/14/97                                                Page: 1

                                     FORM 2
                 ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE           :97-30265 G      POWERTEL USA, INC.   TRUSTEE              : BARRY SOLOMON (480141)
TAXPAYER I.D.  :84-0897771,                          DEPOSITORY           : CHEMICAL BANK
DATE FILED     :02/26/97                             ACCOUNT              : 312731324365 - MONEY MARKET ACCOUNT

-----------------------------------------------------------------------------------------------------------------------------------
TRANS.     {REF #}/                                                                                             MONEY MARKET
DATE       CHECK #   PAID TO/RECEIVED FROM         DESCRIPTION OF TRANSACTION         MEMO   RECEIPTS    DISBURSEMENTS      BALANCE
03/28/97             SMITH, KATZENSTEIN & FURLOW   CERTIFICATES OF STOCK                      40.00                           40.00
                                                   OWNERSHIP
04/30/97             THE CHASE MANHATTAN BANK      Interest Posting from THE CHASE              0.08                          40.08
                                                   MANHATTAN BANK on 04/30/97;
                                                   Current Interest Rate is 2.6000%
05/29/97     {1}     BANK OF AMERICA               CLOSE BANK ACCOUNTS                         11.42                          51.50
05/30/97             THE CHASE MANHATTAN BANK      Interest Posting from THE CHASE              0.08                          51.58
                                                   Current Interest Rate is 2.6000%
06/02/97     {1}     UNITED PARCEL SERVICE         ERRONEOUSLY                                 25.25                          76.83
                                                   CHARGED/REFUNDED
06/30/97             THE CHASE MANHATTAN BANK      Interest Posting from THE CHASE              0.14                          76.97
                                                   MANHATTAN BANK on 06/30/97
                                                   Current Interest Rate is 2.6000%
                                                                                              ------         -----           ------
                                                                      ACCOUNT TOTALS:         $76.97          0.00           $76.97
                                                                 Less Bank Transfers:         $ 0.00         $0.00
                                                                                              ------         -----
                                                          NET RECEIPTS/DISBURSEMENTS:         $76.97          0.00
                                                                         CASE TOTALS:         $76.97          0.00
                                                                 Less Bank Transfers:         $ 0.00         $0.00
                                                                                              ------         -----
                                                          NET RECEIPTS/DISBURSEMENTS:         $76.97          0.00


                                                               Gross Receipts:           $76.97

                                                      Less Payments to Debtor:           $ 0.00
                                                                                         ------
                                                                   Net Estate:           $76.97

DATE SUBMITTED   7/14/97                                                Page: 1

                                     FORM 2
                 ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE          :97-30265A  G         SAN JACINTO POWER CORP    TRUSTEE     : BARRY SOLOMON (480141)
TAXPAYER I.D. :84-0897771,                                    DEPOSITORY  : CHEMICAL BANK
DATE FILED    :02/26/97                                       ACCOUNT     : 312731324365 - MONEY MARKET ACCOUNT
PERIOD ENDING :01/01/00 - 06/30/97                            BOND AMOUNT : BLANKET BOND

TRANS.     {REF #}/                                                                                                MONEY MARKET
DATE       CHECK #   PAID TO/RECEIVED FROM            DESCRIPTION OF TRANSACTION         MEMO   RECEIPTS  DISBURSEMENTS    BALANCE
05/06/97             SOUTHERN CALIFORNIA EDISON       PURCHASED 330,000 KWH OF                  5,919.31                   5,919.31
                     P.O. BOX 700                     ENERGY 3-1-97 TO 4-1-97
                     ROSEMEAD, CA 91770

05/16/97     101     DESERTON ELECTRIC, INC.          CONTRACT                                                -2,500.00    3,419.31
                     P.O. BOX 1060
                     N PALM SPRINGS, CA 92258-1060

05/27/97     102     CONTRACTORS CRANE SERVICES, LLC  REPAIRS                                                 -  210.00    3,209.31
                     P.O. BOX 1156
                     N PALM SPRINGS, CA 92258

05/30/97             THE CHASE MANHATTAN BANK         Interest posting from THE CHASE               8.53                   3,217.84
                                                      MANHATTAN BANK on 06/30/97;
                                                      Current Interest Rate is 2.6000%

06/03/97             SOUTHERN CALIFORNIA DIVISION     ACCOUNTS RECEIVABLE                       8,826.21                  12,044.05

06/30/97             THE CHASE MANHATTAN BANK         Interest posting from THE CHASE              20.89                  12,064.94
                                                      MANHATTAN BANK on 06/30/97;
                                                      Current Interest Rate is 2.6000%

06/30/97     103     SECURITY PUBLIC STORAGE          STORAGE FEES                                            -  153.00   11,911.94
                     39-505 BERKEY DR
                     PALM DESERT, CA 92211
                                                                                              ----------     ----------  ----------
                                                                        ACCOUNT TOTALS:       $14,774.94     $-2,863.00  $11,911.94
                                                                    Less Bank Transfers:            0.00           0.00
                                                                                              ----------     ----------
                                                             NET RECEIPTS/DISBURSEMENTS:      $14,774.94     $-2,863.00

DATE SUBMITTED  7/14/97                                                 Page: 1

                                     FORM 2
                 ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE           :97-30265A  G           SAN JACINTO POWER CORP     TRUSTEE     : BARRY SOLOMON (480141)
TAXPAYER I.D.  :84-0897771,                                       DEPOSITORY  : CHEMICAL BANK
DATE FILED     :02/26/97                                          ACCOUNT     : 312750667867 - MONEY MARKET ACCOUNT
PERIOD ENDING  :01/01/00 - 06/30/97


TRANS.     {REF #}/                                                                                            MONEY MARKET
DATE       CHECK #   PAID TO/RECEIVED FROM       DESCRIPTION OF TRANSACTION     MEMO      RECEIPTS    DISBURSEMENTS       BALANCE
06/11/97     {1}     SAN GORGONI O FARMS, INC.   SALE OF STOCK SAN                        10,000.00                       10,000.00
                                                 JACINTO POWER

06/11/97     {1}     SAN GORGONI O FARMS, INC.   SALE OF STOCK SAN                        10,000.00                       20,000.00
                                                 JACINTO POWER

06/13/97     {1}     WIRE                        PURCHASE OF STOCK                       180,000.00                      200,000.00

06/30/97             THE CHASE MANHATTAN BANK    Interest posting from THE
                                                 CHASE MANHATTAN                             252.31                      200,252.31
                                                 BANK on 06/30/97; Current
                                                 Interest Rate is 2.6000%               -----------       ---------     -----------
                                                             ACCOUNT TOTALS:             200,252.31       $    0.00     $200,252.31
                                                        Less Bank Transfers:            $      0.00            0.00
                                                                                        -----------      ----------
                                                 NET RECEIPTS/DISBURSEMENTS:            $200,252.31       $     0.00
                                                                CASE TOTALS:            $215,027.25       $-2,683.00    $212,164.25
                                                        Less Bank Transfers:            $      0.00       $     0.00
                                                                                        -----------       ----------
                                                 NET RECEIPTS/DISBURSEMENTS:            $215,027.25       $-2,683.00


                                                             Gross Receipts:            $215,027.25
                                                    Less Payments to Debtor:            $      0.00
                                                                                        -----------
                                                                 Net Estate:            $215,027.25

DATE SUBMITTED:  07/14/97                                              Page:  1

                                     FORM 2
                 ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE          :  97-30265 G                  POWERTEL USA, INC.         TRUSTEE              :  BARRY L. SOLOMON (480141)
TAXPAYER I.D. :  84-0897771,                                            DEPOSITORY           :  CHEMICAL BANK
DATE FILED    :  02/26/97                                               ACCOUNT              :  312731324365 - MONEY MARKET ACCOUNT
PERIOD ENDING :  01/01/00 - 06/30/97                                    BOND AMOUNT          :  BLANKET BOND
TRANS.     {REF #}/                                                                                             MONEY MARKET
DATE       CHECK #   PAID TO/RECEIVED FROM          DESCRIPTION OF TRANSACTION          MEMO    RECEIPTS  DISBURSEMENTS     BALANCE
03/28/97             SMITH, KATZENSTEIN & FURLOW    CERTIFICATES OF STOCK               40.00                                40.00
                                                    OWNERSHIP
04/30/97             THE CHASE MANHATTAN BANK       Interest posting from THE CHASE      0.08                                40.08
                                                    MANHATTAN BANK on 4/30/97;
                                                    Current Interest Rate is 2.6000%
05/29/97     {1}     BANK OF AMERICA                CLOSE BANK ACCOUNTS                 11.42                                51.50
05/30/97             THE CHASE MANHATTAN BANK       Interest posting from THE CHASE      0.08                                51.58
                                                    MANHATTAN BANK on 05/30/97;
                                                    Current Interest Rate is 2.6000%
06/02/97     {1}     UNITED PARCEL SERVICE          ERRONEOUSLY                         25.25                                76.83
                                                    CHARGED/REFUNDED
06/30/97             THE CHASE MANHATTAN BANK       Interest posting from THE CHASE      0.14                                76.97
                                                    MANHATTAN BANK on 6/30/97;
                                                    Current Interest Rate is 2.6000%
                                                                                       ------                -----           ------
                                                                      ACCOUNT TOTALS:  $76.97                $0.00           $76.97
                                                                 Less Bank Transfers:  $ 0.00                $0.00
                                                                                       ------                -----
                                                          NET RECEIPTS/DISBURSEMENTS:  $76.97                $0.00
                                                                         CASE TOTALS:  $76.97                $0.00           $76.97
                                                                 Less Bank Transfers:  $ 0.00                $0.00
                                                                                       ------                -----
                                                          NET RECEIPTS/DISBURSEMENTS:  $76.97                $0.00


                                                    Gross Receipts:                     76.97

                                                    Less Payments to Debtor:           $ 0.00
                                                                                       ------

                                                    Net Estates:                        76.97

DATE SUBMITTED   7/14/97                                                Page: 1

                                     FORM 2
                 ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE          :97-30265A  G         SAN JACINTO POWER CORP    TRUSTEE     : BARRY SOLOMON (480141)
TAXPAYER I.D. :84-0897771,                                    DEPOSITORY  : CHEMICAL BANK
DATE FILED    :02/26/97                                       ACCOUNT     : 312731324365 - MONEY MARKET ACCOUNT
PERIOD ENDING :01/01/00 - 06/30/97                            BOND AMOUNT : BLANKET BOND

TRANS.     {REF #}/                                                                                                MONEY MARKET
DATE       CHECK #   PAID TO/RECEIVED FROM            DESCRIPTION OF TRANSACTION         MEMO   RECEIPTS  DISBURSEMENTS    BALANCE
05/06/97             SOUTHERN CALIFORNIA EDISON       PURCHASED 330,000 KWH OF                  5,919.31                   5,919.31
                     P.O. BOX 700                     ENERGY 3-1-97 TO 4-1-97
                     ROSEMEAD, CA 91770

05/16/97     101     DESERTON ELECTRIC, INC.          CONTRACT                                                -2,500.00    3,419.31
                     P.O. BOX 1060
                     N PALM SPRINGS, CA 92258-1060

05/27/97     102     CONTRACTORS CRANE SERVICES, LLC  REPAIRS                                                   -210.00    3,209.31
                     P.O. BOX 1156
                     N PALM SPRINGS, CA 92258

05/30/97             THE CHASE MANHATTAN BANK         Interest posting from THE CHASE               8.53                   3,217.84
                                                      MANHATTAN BANK on 06/30/97;
                                                      Current Interest Rate is 2.6000%

06/03/97             SOUTHERN CALIFORNIA DIVISION     ACCOUNTS RECEIVABLE                       8,826.21                  12,044.05

06/30/97             THE CHASE MANHATTAN BANK         Interest posting from THE CHASE              20.89                  12,064.94
                                                      MANHATTAN BANK on 06/30/97;
                                                      Current Interest Rate is 2.6000%

06/30/97     103     SECURITY PUBLIC STORAGE          STORAGE FEES                                              -153.00   11,911.94
                     39-505 BERKEY DR
                     PALM DESERT, CA 92211
                                                                                              ----------     ----------  ----------
                                                                        ACCOUNT TOTALS:      $14,774.94     $-2,863.00  $11,911.94
                                                                    Less Bank Transfers:            0.00           0.00
                                                                                              ----------     ----------
                                                             NET RECEIPTS/DISBURSEMENTS:      $14,774.94     $-2,863.00

DATE SUBMITTED:  07/14/97                                              Page:  2

                                     FORM 2
                 ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE           :  97-30265A G            SAN JACINTO POWER CORP      TRUSTEE     :  BARRY L. SOLOMON (480141)
TAXPAYER I.D.  :  88-0309701,                                        DEPOSITORY  :  CHEMICAL BANK
DATE FILED     :  02/26/97                                           ACCOUNT     :  312750667867 - MONEY MARKET ACCOUNT
PERIOD ENDING  :  01/01/00 - 06/30/97                                BOND AMOUNT :  BLANKET BOND

-----------------------------------------------------------------------------------------------------------------------------------
TANS.      {REF#}/                                                                                           MONEY MARKET
DATE       CHECK #   PAID TO/RECEIVED FROM      DESCRIPTION OF TRANSACTION     MEMO     RECEIPTS      DISBURSEMENTS     BALANCE


06/11/97     {1}     SAN GORGONIO FARMS, INC.    SALE OF STOCK SAN                     10,000.00                          10,000.00
                                                 JACINTO POWER

06/11/97     {1}     SAN GORGONIO FARMS, INC.    SALE OF STOCK SAN                     10,000.00                          20,000.00
                                                 JACINTO POWER

06/13/97     {1}     WIRE                        PURCHASE OF STOCK                    180,000.00                         200,000.00


06/30/97             THE CHASE MANHATTAN BANK    Interest posting from THE                252.31                         200,252.31
                                                 CHASE MANHATTAN BANK
                                                 on 6/30/97; Current
                                                 Interest Rate is 2.6000%
                                                                                     -----------        ----------      -----------
                                                             ACCOUNT TOTALS:         $200,252.31        $     0.00      $200,252.31
                                                        Less Bank Transfers:         $      0.00        $     0.00
                                                                                     -----------        ----------
                                                 NET RECEIPTS/DISBURSEMENTS:         $200,252.31             $0.00
                                                                CASE TOTALS:         $215,027.25        $-2,863.00      $212,164.25
                                                        Less Bank Transfers:         $      0.00        $     0.00
                                                                                     -----------        ----------
                                                 NET RECEIPTS/DISBURSEMENTS:         $215,027.25        $-2,863.00

--------------------------------------------------------------------------------
                           Gross Receipts:                $215,027.25
                  Less Payments to Debtor:                $      0.00
                                                          -----------
                              Net Estates:                $215,027.25
--------------------------------------------------------------------------------